UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

26 West Mission Avenue #8 Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 9, 2015, Solar3D, Inc. (the “Company”) issued a letter to its shareholders, which included a fact sheet on the Company. A copy of the letter and the fact sheet are included as Exhibit 99.1.

Also, on March 11, 2015, the Company released a press release with respect to the foregoing. A copy of the press release is attached as Exhibit 99.2.

In addition, the Company is furnishing its corporate presentation that will be used at investor presentations as Exhibit 99.3 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Exhibit Number	Description
99.1	Letter to Shareholders
99.2	Press Release issued March 11, 2015
99.3	Corporate Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLAR3D, INC.

Date: March 11, 2015	By:	/s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer